                                 LEASE AMENDMENT


DATED:   APRIL 30, 1999

BETWEEN: QUEEN INVESTMENT COMPANY                    LANDLORD
         a Washington Limited Liability Company

AND:     BIRTHDAY EXPRESS, INC.                      TENANT
         a Washington corporation


                  By written Lease Agreement dated November 9, 1995, Tenant leased from Landlord approximately 16,734 square feet of warehouse and office space, located in the 405 Business Park Annex, 11220 120th Avenue NE, Kirkland, Washington (hereinafter referred to as the "First Premises"). AND

                  By written Lease Agreement dated May 29, 1997, Tenant leased from Landlord approximately 6,080 square feet of warehouse and office space, located in the 405 Business Park Annex, 11218 120th Avenue NE, Kirkland, Washington (hereinafter referred to as the "Second Premises").

         Said documents are hereinafter jointly referred to as the "Lease". The Lease for the First Premises terminates on December 31, 2000 and the Lease for the Second Premises terminates on November 21, 2000.

         Tenant now wishes to occupy temporary office and warehouse space within the 405 Business Park, extend the term of the First and Second Premises and expand into an additional approximate 11,696 square feet of warehouse and office space in the 405 Business Park Annex, located at 11216 120th Avenue NE, Kirkland Washington (hereinafter referred to as the "Third Premises").

                  NOW, THEREFORE, the parties agree as follows:

         1. Effective May 17, 1999, Tenant shall temporarily occupy approximately 1,225 square feet of warehouse space located in the west half of 11232 120th Avenue NE, Suite 103 and 1,250 square feet of office space located at 11232 120th Avenue NE, Suite 206, 405 Business Park (hereinafter jointly referred to as the "Temporary Space"). Tenant shall occupy the Temporary Space from May 17, 1999 through November 30, 1999. Tenant shall have the option to shorten the lease term should the 405 Business Park Annex, located at 11216 120th Ave NE become available and tenant moves into the space.

         2.  The Base Rent for the Temporary Space will be as follows:

                  Suite 103         $  673.75 per month, NNN
                  Suite 206         $1,875.00 per month, full service

         3.  The lease term for the First Premises shall be extended for three
(3) years effective January 1, 2001 through December 31, 2003. The Base Rent for the First Premises shall be as follows:

         -----------------------------------------------------------------------
                                                           BASE Rent
                         Period                         First Premises
         -----------------------------------------------------------------------
         January 1, 2001 - December 31, 2001         $ 9,919.92
         -----------------------------------------------------------------------
         January 1, 2002 - December 31, 2002         $10,316.72
         -----------------------------------------------------------------------
         January 1, 2003 - December 31, 2003         $10,729.39
         -----------------------------------------------------------------------

         4. The Lease term for the Second Premises shall also be extended for three (3) years and 1.3 months effective November 22, 2000 through December 31, 2003. The Base Rent for the Second Premises shall be as follows:

         -----------------------------------------------------------------------
                                                           BASE Rent
                         Period                         Second Premises
         -----------------------------------------------------------------------
         November 1, 2000 - December 31, 2000        $ 3,648.00
         -----------------------------------------------------------------------
         January 1, 2001 - December 31, 2001         $ 3,648.00
         -----------------------------------------------------------------------
         January 1, 2002 - December 31, 2002         $ 3,757.44
         -----------------------------------------------------------------------
         January 1, 2003 - December 31, 2003         $ 3,870.16
         -----------------------------------------------------------------------

         5. Effective December 1, 1999, or sooner should the space become available, Tenant shall expand into approximately 11,696 square feet of warehouse and office space in the 405 Business Park Annex, located at 11216 120th Avenue NE, Kirkland Washington. Tenant shall take possession of the space in "as-is" condition. The lease term for the Third Premises shall commence December 1, 1999 through December 31, 2003 and the Base Rent shall be as follows: Landlord to provide space in move in condition for Tenant with joint appoint in office area.

         -----------------------------------------------------------------------
                                                           BASE Rent
                         Period                          THIRD Premises
         -----------------------------------------------------------------------
         December 1, 1999 - December 31, 2000         $  6,432.80
         -----------------------------------------------------------------------
         January 1, 2001 - December 31, 2001          $  6,625.78
         -----------------------------------------------------------------------
         January 1, 2002 - December 31, 2002          $  6,824.55
         -----------------------------------------------------------------------
         January 1, 2003 - December 31, 2003          $  7,029.29
         -----------------------------------------------------------------------

         6. If not then in default, Tenant shall have an option to renew the First, Second and Third Premises for one (1) three-year term, under the same terms and conditions except as to the Base Rent, by giving not less than 180 days advanced written notice of its intent to exercise its option to renew. The Base Rent for the three premises shall be at the then current market rent, however, in no event shall the rental be less than the prior month's rent.

         7. Provided Tenant's Lease is still in effect and Tenant has not defaulted thereunder, Tenant shall be granted the First Opportunity to Lease the Adjacent Space located at 11200 120th NE with approximately 4,041 square feet of office and warehouse space, should it become available during Tenant's lease term. Said availability is subject to the renewal of the current tenant's options to renew.

         8. Tenant has been granted the right to sublease any of the three Premises according to Article 12 - Assignment and Subletting, of the two leases dated November 9, 1995 and May 29, 1997.

         9. The Option to Terminate, as outlined in the Lease dated November 9, 1995, is hereby null and void.

         10. Except as expressly modified hereby, all terms of the Leases shall remain in full force and effect and shall continue through the existing and extended terms.


         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first written above.


QUEEN INVESTMENT COMPANY, LLC                     BIRTHDAY EXPRESS, INC.
a Washington Limited Liability Company            a Washington corporation


BY:      /S/ RICHARD LEA III                      BY:      /S/ MICHAEL K. JEWELL
         -------------------                               ---------------------

ITS:     PRESIDENT                                ITS:     PRESIDENT
         ---------                                         ---------

DATE:    5/6/99                                   DATE:            5/3/99
         ------                                                    ------

STATE OF WASHINGTON                     CORPORATE
                        }      ss.
     COUNTY OF KING

         On this 6th day of May A.D. 99, before me personally appeared Richard Lea, III, to me known to be the President of Queen Investment Company, LLC, the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.
                                               /s/ Valerie Kennedy
                                               -------------------

         Notary Public in and for the State of Washington, residing at Puyallup


STATE OF WASHINGTON                     CORPORATE
                        }      ss.
     COUNTY OF KING

         On this 4 day of May A.D. 1999, before me personally appeared
Michael K. Jewell to me known to be the President and _______________________ to me known to be the _______________________________________ of Birthday
Express the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.
                                               /s/ Sue Hames
                                               -------------

         Notary Public in and for the State of Washington, residing at King. Co. Bothell.

STATE OF ___________________          INDIVIDUAL
                             }   ss.
     COUNTY OF _____________


         This is to certify that on this ______________ day of _________________ A.D. 19___, before me the undersigned, a Notary Public in and for the State of ___________________________, duly commissioned and qualified, personally appeared
______________________________________________________________________________
______________________________________________________________________________
to me known to be the individual ____ described in and who executed the within and foregoing instrument, and acknowledged to me that ____________________ signed and sealed the same as ____________ free and voluntary act and deed, for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written. ____________________________________


         Notary Public in and for the State of ________________________________,
residing at __________________________.


STATE OF ___________________          INDIVIDUAL
                             }   ss.
     COUNTY OF _____________

         This is to certify that on this ______________ day of _________________
A.D. 19___, before me the undersigned, a Notary Public in and for the State of ___________________________, duly commissioned and qualified, personally appeared
______________________________________________________________________________
______________________________________________________________________________
to me known to be the individual ____ described in and who executed the within and foregoing instrument, and acknowledged to me that ____________________ signed and sealed the same as ____________ free and voluntary act and deed, for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written. ____________________________________


         Notary Public in and for the State of ________________________________,
residing at __________________________.

                              LEASE AMENDMENT NO. 2


DATED:    SEPTEMBER 14, 1999

BETWEEN:  QUEEN INVESTMENT COMPANY                             LANDLORD
          a Washington Limited Liability Company

AND:      BIRTHDAY EXPRESS.COM, INC.                           TENANT
          a Washington Corporation


                  By written Lease dated November 9, 1995, Tenant leased from Landlord approximately 16,734 square feet of warehouse and office space, located in the 405 Business Annex, 11220 120th Avenue NE, Kirkland, Washington (hereinafter referred to as the "First Premises"). By written Lease dated May 29, 1997, Tenant leased from Landlord approximately 6,080 square feet of warehouse and office space, located in the 405 Business Annex, 11218 120th Avenue NE, Kirkland, Washington (hereinafter referred to as the "Second Premises"). By Lease Amendment dated April 30, 1999, Tenant leased temporary office and warehouse space within the 405 Business Park (hereinafter referred to as the "Temporary Space"); extended the term of the First and Second Premises and is to expand into an approximate 11,696 square feet of warehouse and office space in the 405 Business Annex, located at 11216 120th Avenue NE, Kirkland Washington (hereinafter referred to as the "Third Premises"). Said documents are hereinafter jointly referred to as the "Lease". The Lease expires December 31, 2003.

                  Tenant now wishes to convert the Temporary Space as described in Lease Amendment dated April 30, 1999 to a permanent lease; expand into an additional approximate 1,225 square feet of warehouse space located in the east half of Suite 103 at 11232 120th Avenue NE, Kirkland Washington; lease approximately 2,255 square feet of office space, located at 11232 120th Avenue NE, Suite 204, Kirkland, Washington and lease an approximate 950 square feet of office space located at 11232 120th Avenue NE, Suite 107, Kirkland, Washington.

                  NOW, THEREFORE, the parties agree as follows:

         1. Effective September 6, 1999, Tenant shall permanently lease approximately 2,450 square feet of warehouse space located at 11232 120th Avenue NE, Suite 103, Kirkland, Washington (hereinafter referred to as the "Fourth Premises") and approximately 1,250 square feet of office space located at 11232 120th Avenue NE, Suite 206, Kirkland, Washington (hereinafter referred to as the "Fifth Premises"). The Base Rent for Suite 103 shall be as follows:

         ---------------------------------------------------------------------------------
                                                                        BASE RENT
                                      PERIOD                          FOURTH PREMISE
         ---------------------------------------------------------------------------------
         September 1, 1999 - September 5, 1999                   $   112.29 per month
         ---------------------------------------------------------------------------------
         September 6, 1999 - September 30, 1999                  $1,122.92 per month
         ---------------------------------------------------------------------------------
         October 1, 1999 - August 31, 2000                       $1,347.50 per month
         ---------------------------------------------------------------------------------
         September 1, 2000 - August 31, 2001                     $1,387.93 per month
         ---------------------------------------------------------------------------------
         September 1, 2001 - August 31, 2002                     $1,429.56 per month
         ---------------------------------------------------------------------------------
         September 1, 2002 - August 31, 2003                     $1,472.45 per month
         ---------------------------------------------------------------------------------
         September 1, 2003 - December 31, 2003                   $1,516.62 per month
         ---------------------------------------------------------------------------------

             The Base Rent for Suite 206 shall be as follows:

         ---------------------------------------------------------------------------------
                                                                        BASE RENT
                                      PERIOD                          FIFTH PREMISE
         ---------------------------------------------------------------------------------
         September 1, 1999 - August 31, 2000                     $ 1,875.00 per month
         ---------------------------------------------------------------------------------
         September 1, 2000 - August 31, 2001                     $1,931.25 per month
         ---------------------------------------------------------------------------------
         September 1, 2001 - August 31, 2002                     $1,989.19 per month
         ---------------------------------------------------------------------------------
         September 1, 2002 - August 31, 2003                     $2,048.87 per month
         ---------------------------------------------------------------------------------
         September 1, 2003 - December 31, 2003                   $2,110.33 per month
         ---------------------------------------------------------------------------------


         2. Effective May 1, 2000, Tenant shall lease approximately 2,255 square feet of office space located at 11232 120th Avenue NE, Suite 204, Kirkland,
Washington (hereinafter referred to as the "Sixth Premises"). Tenant shall occupy the Sixth Premise from May 1, 2000 through December 31, 2003. The Base
Rent for Suite 204 shall be as follows:

         -------------------------------------------------------------------
                                                          BASE RENT
                                      PERIOD            SIXTH PREMISE
         -------------------------------------------------------------------
         May 1, 2000 - April 30, 2001              $2,818.75 per month
         -------------------------------------------------------------------
         May 1, 2001 - April 30, 2002              $3,382.50 per month
         -------------------------------------------------------------------
         May 1, 2002 - December 31, 2003           $3,483.98 per month
         -------------------------------------------------------------------

         3. Effective October 1, 1999, Tenant shall lease approximately 950 square feet of office and warehouse space located at 11232 120th Avenue NE, Suite 107, Kirkland, Washington (hereinafter referred to as the "Seventh
Premises"). This occupancy is contingent upon Landlords' ability to obtain a fully executed Lease Termination with existing tenant, Decks Northwest, Inc., to terminate their Lease and to relinquish the Premises effective October 1, 1999.
Tenant shall occupy the Seventh Premise from October 1, 1999 through December
31, 2003. The Base Rent for Suite 107 shall be as follows:

         -----------------------------------------------------------------------
                                                                  BASE RENT
                                      PERIOD                   SEVENTH PREMISE
         -----------------------------------------------------------------------


         October 1, 1999 - September 30, 2000              $570.00 per month
         -----------------------------------------------------------------------
         October 1, 2000 - September 30, 2001              $587.10 per month
         -----------------------------------------------------------------------
         October 1, 2001 - September 30, 2002              $604.71 per month
         -----------------------------------------------------------------------
         October 1, 2002 - December 31, 2003               $622.85 per month
         -----------------------------------------------------------------------




         4. The Fourth, Fifth, Sixth and Seventh Premises shall become subject to the terms of the Lease dated November 9, 1995. Tenant's total leased square footage of warehouse and office space shall now total as follows:

         ----------------------------------------------- -----------------

                            PREMISE                           SQUARE
                                                              FOOTAGE
         ----------------------------------------------- -----------------
         First Premise (11220 120th Ave NE)               16,734
         ----------------------------------------------- -----------------
         Second Premise (11218 120th Ave NE)               6,080
         ----------------------------------------------- -----------------
         Third Premise (11216 120th Ave NE)               11,696
         ----------------------------------------------- -----------------
         Fourth Premise (Suite 103)                        2,450
         ----------------------------------------------- -----------------
         Fifth Premise (Suite 206)                         1,250
         ----------------------------------------------- -----------------
         Sixth Premise (Suite 204)                         2,255
         ----------------------------------------------- -----------------
         Seventh Premise (Suite 107)                         950
         ----------------------------------------------- -----------------
                                                  TOTAL   41,415
         ----------------------------------------------- -----------------

         5. Tenant's Option to Renew the First, Second and Third Premises for one (1) three-year term, as stated in Lease Amendment dated April 30, 1999 shall now include the Fourth, Fifth, Sixth and Seventh Premises. All other terms and conditions of the Option to Renew shall remain the same and in full effect.

         6. Tenant's First Opportunity to Lease, as stated in Amendment dated April 30, 1999 shall remain the same and in full effect.

         7. Tenant has been granted the right to sublease any of the seven Premises according to Article 12 - Assignment and Subletting, of the two leases dated November 9, 1995 and May 29, 1997.

         8. Except as expressly modified hereby, all terms of the Leases shall remain in full force and effect and shall continue through the existing and extended terms.




         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first written above.


QUEEN INVESTMENT COMPANY, LLC                        BIRTHDAY EXPRESS.COM, INC.
a Washington Limited Liability Company               a Washington corporation


BY:      /s/ RICHARD LEA, III                        BY:   /s/ MICHAEL K. JEWELL
         --------------------                              ---------------------

ITS:     PRESIDENT                                   ITS:  PRESIDENT
         ---------                                         ---------

DATE:             10/21/99                           DATE:       10/4/99
                  --------                                       -------

STATE OF WASHINGTON                }                       CORPORATE
                                         ss.
     COUNTY OF KING
         On this 21st day of October A.D. 19 __ , before me personally appeared Richard Lea, III, to me known to be the President of Queen Investment Company, LLC, the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written. /s/ Valorie Kennedy
                                           ---------------------------

Notary Public in and for the State of Washington, residing at Puyallup.

STATE OF WASHINGTON                             }          CORPORATE
                                                      ss.
     COUNTY OF KING

         On this 4 day of October A.D. 1999, before me personally appeared Michael K. Jewell to me known to be the President and ____________________________________________ to me known to be the
_______________________________________ of Birthday Express the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official
seal, the day and year first above written.       /s/ Sue Homes
                                             ---------------------------

         Notary Public in and for the State of Washington, residing at King
Co.

STATE OF __________________________             }          INDIVIDUAL
     COUNTY OF _____________________                  ss.

         This is to certify that on this ______________ day of _________________
A.D. 19___, before me the undersigned, a Notary Public in and for the State of ___________________________, duly commissioned and qualified, personally appeared
________________________________________________________________________________

________________________________________________________________________________
to me known to be the individual ____ described in and who executed the within and foregoing instrument, and acknowledged to me that ____________________ signed and sealed the same as ____________ free and voluntary act and deed, for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                 _______________________________________________

         Notary Public in and for the State of ________________________________,
residing at __________________________.



STATE OF __________________________             }          INDIVIDUAL
     COUNTY OF _____________________                  ss.

         This is to certify that on this ______________ day of _________________
A.D. 19___, before me the undersigned, a Notary Public in and for the State of ___________________________, duly commissioned and qualified, personally appeared

______________________________________________________________________________

______________________________________________________________________________
to me known to be the individual ____ described in and who executed the within and foregoing instrument, and acknowledged to me that ____________________ signed and sealed the same as ____________ free and voluntary act and deed, for the uses and purposes therein mentioned.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                          ____________________________________

         Notary Public in and for the State of ________________________________,
residing at __________________________.